UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6629

Western Asset Managed Municipals Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	May 31

Date of reporting period:	November 30, 2007

ITEM 1.          REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Western Asset Managed Municipals Fund Inc.
(MMU)

SEMI-ANNUAL REPORT

NOVEMBER 30, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Managed Municipals Fund Inc.

Semi-Annual Report • November 30, 2007

What’s	Letter from the Chairman	I
Inside
	Fund at a Glance	1

	Schedule of Investments	2

	Statement of Assets and Liabilities	15

	Statement of Operations	16

	Statements of Changes in Net Assets	17

	Financial Highlights	18

Fund Objective The Fund objective is to seek as high a level of current income exempt from federal income tax as is consistent with preservation of principal.	Notes to Financial Statements	19

	Board Approval of Management and Sub-Advisory Agreements	24

	Financial Data	29

	Additional Shareholder Information	30

	Dividend Reinvestment Plan	31

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

Despite continued weakness in the housing market and a credit crunch that began in the summer of 2007, the U.S. economy was largely resilient during the six-month reporting period ended November 30, 2007. In the first quarter of 2007, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The final estimate for third quarter GDP growth was 4.9%. A surge in inventory-building and robust exports supported the economy during the third calendar quarter. While initial fourth quarter 2007 GDP data will not be released until the end of January 2008, the Federal Reserve Board (“Fed”)ii, among others, anticipates that economic growth will moderate significantly.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Fed to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered the discount rate and federal funds rate in October to 5.00% and 4.50%, respectively. In December 2007, after the end of the reporting period, the Fed again reduced rates, as it cut both the discount rate and federal funds rate another 0.25% to 4.75% and

Western Asset Managed Municipals Fund Inc.	I

4.25%, respectively. In its statement accompanying the December meeting, the Fed stated: “Incoming information suggests that economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending. Moreover, strains in financial markets have increased in recent weeks. Today’s action, combined with the policy actions taken earlier, should help promote moderate growth over time.”

During the six-month reporting period, both short- and long-term Treasury yields experienced periods of significant volatility given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. After falling during the first three months of 2007, yields then moved steadily higher during much of the second calendar quarter. This was due, in part, to inflationary fears, a solid job market and expectations that the Fed would not be cutting short-term rates in the foreseeable future. During the remainder of the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move sharply lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Overall, during the six months ended November 30, 2007, two-year Treasury yields fell from 4.92% to 3.04%. Over the same period, 10-year Treasury yields fell from 4.90% to 3.97%.

The municipal bond market lagged its taxable bond counterparts over the six months ended November 30, 2007. Over that period, the Lehman Brothers Municipal Bond Indexiv and the Lehman Brothers U.S. Aggregate Index[v] returned 2.40% and 5.32%, respectively.

II	Western Asset Managed Municipals Fund Inc.

Performance Review

For the six months ended November 30, 2007, Western Asset Managed Municipals Fund Inc. returned 2.92% based on its net asset value (“NAV”)vi and -2.27% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index, returned 2.40% over the same time frame. The Lipper General Municipal Debt Funds — Leveraged Closed-End Funds Category Averagevii returned -0.50% for the same period. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.27 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of November 30, 2007. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of November 30, 2007 (unaudited)

Price Per Share	6-Month Total Return

$12.09 (NAV)	2.92%
$10.66 (Market Price)	-2.27%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notices

On November 19, 2007, the Board of Directors of Western Asset Managed Municipals Fund Inc. approved changes, to be effective on December 19, 2007, to non-fundamental investment policies relating to the credit ratings and types of securities in which the Fund may invest.

Western Asset Managed Municipals Fund Inc.	III

These changes, which are further described below, are expected to provide the portfolio managers with additional flexibility to meet the Fund’s investment objective and address developments in the market, but the Fund’s portfolio managers do not currently anticipate any dramatic changes in the Fund’s portfolio composition or investment approach will result.

Under the Fund’s amended non-fundamental investment policies recommended by Fund management and approved by the Board of Directors, the Fund may, under normal market conditions, invest up 20% of its total assets in municipal obligations that are, at the time of investment, rated below investment grade (“high-yield”) by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, of equivalent quality as determined by the investment manager. Previously, the Fund did not have the ability to invest in municipal obligations that were not rated investment grade by any NRSRO at the time of purchase.

In addition, the Fund has the ability to invest in participation interests in municipal bonds, including industrial development bonds, private activity bonds and floating and variable rate securities. The Fund may also invest in non-appropriation municipal lease obligations. Previously, the Fund had the ability to invest only up to 5% of its assets in such participation interests and only up to 5% in non-appropriation municipal lease obligations, respectively.

Investments in these types of securities may involve additional risks. High-yield securities, commonly referred to as “junk bonds,” and unrated securities generally offer a higher current yield than that available from higher grade issues, but are considered speculative and, compared to investment grade securities, tend to have more volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments, a greater risk of loss due to default or declining credit quality, a greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments, a greater susceptibility to negative market sentiments leading to depressed prices and

IV	Western Asset Managed Municipals Fund Inc.

decreased liquidity. During periods of economic downturn or rising interest rates, issuers of low-rated and unrated instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of low-rated and unrated securities especially in a market characterized by a low volume of trading.

A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank, which the Fund has the right to sell back to the bank. If a participation interest is unrated, it will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain credit quality standards or the payment obligation will otherwise be collateralized by U.S. government securities. The Fund will have the right, with respect to certain participation interests, to draw on the letter of credit on demand, after specified notice for all or any part of the principal amount of the Fund’s participation interest, plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain the Fund’s assets in accordance with its investment objective and policies. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The manager will monitor the pricing, quality and liquidity of the participation interests held by the Fund and the credit standing of the banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information, reports of rating services and bank analytical services.

Additionally, the Fund may invest in participations in lease obligations or installment purchase contract obligations of municipal authorities or entities that contain “non-appropriation” clauses (“non-appropriation municipal

Western Asset Managed Municipals Fund Inc.	V

lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the “non-appropriation” risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call
1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

VI	Western Asset Managed Municipals Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 28, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments declines. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk, management risk, and may disproportionately increase losses and could have a potentially large impact on Fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Lehman Brothers Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended November 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 54 funds in the Fund’s Lipper category.

Western Asset Managed Municipals Fund Inc.	VII

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Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	1

Schedule of Investments (November 30, 2007) (unaudited)

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Face Amount	Security	Value
MUNICIPAL BONDS — 95.2%
Alabama — 3.3%
$24,510,000	Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants, FGIC, 5.375% due 2/1/36 (a)(b)	$25,347,997
Arizona — 1.6%
3,705,000	Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, MBIA, 5.000% due 8/1/19	3,959,645
4,000,000	Mesa, AZ, IDA, Revenue, Discovery Health Systems, MBIA, 5.625% due 1/1/29 (a)	4,228,680
	Phoenix, AZ:
3,000,000	Civic Improvement Corp. Airport Revenue, Senior Lien, FGIC, 5.250% due 7/1/22 (c)	3,096,960
1,000,000	GO, 5.000% due 7/1/27 (a)	1,061,110
	Total Arizona	12,346,395
California — 13.5%
	California EFA Revenue, Pooled College & University Project:
4,485,000	5.625% due 7/1/23 (a)	4,588,559
2,555,000	5.625% due 7/1/23	2,563,661
	California Health Facilities Finance Authority Revenue:
6,000,000	Cedars-Sinai Medical Center, 6.250% due 12/1/34 (a)	6,405,000
1,000,000	Sutter Health, 6.250% due 8/15/35	1,060,050
3,100,000	California Housing Finance Agency Revenue, Home Mortgage, 4.700% due 8/1/24 (c)	3,029,785
5,000,000	California State Department of Veterans Affairs, Home Purchase Revenue, AMBAC, 5.350% due 12/1/27	5,221,450
	California State, GO:
10,000,000	5.000% due 12/1/29	10,188,900
14,150,000	Various Purpose, 5.000% due 6/1/37	14,320,507
7,375,000	Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC, 5.000% due 10/1/29	7,622,652
6,000,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, 6.750% due 6/1/39 (a)	6,972,600
6,000,000	Long Beach, CA, Bond Finance Authority, Natural Gas Purpose Revenue,
	5.500% due 11/15/28	6,158,160
7,000,000	Los Angeles County, CA, COP, Antelope Valley Courthouse, AMBAC, 5.250% due 11/1/33 (a)	7,400,890
3,355,000	Pomona, CA, Public Financing Authority Revenue, Water Facilities Project, AMBAC, 5.000% due 5/1/37	3,477,122
3,340,000	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, MBIA, 5.125% due 9/1/30	3,409,706
1,145,000	Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, MBIA, 5.375% due 2/1/19	1,159,874
5,000,000	San Diego, CA, USD GO, FSA, 5.000% due 7/1/28	5,373,950
3,000,000	San Jose, CA, Airport Revenue, MBIA, 5.000% due 3/1/28	3,110,340

See Notes to Financial Statements.

2	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
California — 13.5% (continued)
$3,000,000	San Mateo County Community College District, COP, MBIA,
	5.000% due 10/1/25 (a)	$3,291,840
2,500,000	Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, MBIA, 5.000% due 6/1/23	2,599,600
5,000,000	Southern California Public Power Authority, Natural Gas Revenue, Project Number 1, 5.000% due 11/1/29	4,850,850
	Total California	102,805,496
Colorado — 7.3%
4,000,000	Colorado Educational & Cultural Facilities Authority Revenue, University of Denver Project, AMBAC, 5.375% due 3/1/23 (a)	4,259,131
	Colorado Health Facilities Authority Revenue:
5,000,000	Refunding Adventist Health, Sunbelt, 5.250% due 11/15/35 (d)	5,046,000
4,000,000	Remarketed 7/8/98, 5.350% due 8/1/15 (e)	4,249,800
	Denver, CO, City & County Airport Revenue:
10,945,000	6.125% due 11/15/25 (c)(e)	13,276,504
13,630,000	Unrefunded Balance, 6.125% due 11/15/25 (c)	13,737,949
2,000,000	Denver, CO, City & County, COP, AMBAC, 5.500% due 12/1/25 (a)	2,147,120
1,700,000	El Paso County, CO, COP, Detention Facility Project, AMBAC, 5.000% due 12/1/23	1,763,733
	Garfield County, CO, GO, School District No. 2, FSA, State Aid Withholding:
2,300,000	5.000% due 12/1/23	2,391,471
1,000,000	5.000% due 12/1/25	1,035,210
7,320,000	University of Colorado, COP, Master Lease Purchase Agreement, AMBAC, 5.000% due 6/1/28 (a)	7,917,166
	Total Colorado	55,824,084
Connecticut — 1.0%
	Connecticut State:
	GO:
4,490,000	5.500% due 6/15/21 (a)	4,904,202
1,600,000	5.000% due 6/15/22 (a)	1,715,600
970,000	HEFA Revenue, Child Care Facilities Project, AMBAC, 5.625% due 7/1/29	1,018,995
	Total Connecticut	7,638,797
Delaware — 1.4%
10,000,000	Delaware State, EDA Revenue, PCR, Refunding, Delmarva Project, AMBAC, 5.200% due 2/1/19	10,533,000
Florida — 3.2%
5,000,000	Florida State Board of Education, Capital Outlay, GO, Public Education, Refunding, FSA, 5.000% due 6/1/24	5,166,200
1,465,000	Florida State Department of Transportation, GO, Right of Way Project, FGIC, 5.000% due 7/1/25	1,514,561
5,620,000	Jacksonville, FL, Health Facilities Authority Revenue, Brooks Health System, 5.250% due 11/1/38	5,543,568
6,500,000	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, 7.875% due 12/15/25 (c)	6,513,325

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	3

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Florida — 3.2% (continued)
$1,290,000	Miami Beach, FL, Stormwater Revenue, FGIC, 5.375% due 9/1/30	$1,360,150
2,000,000	Orange County, FL, School Board, COP, MBIA, 5.250% due 8/1/23 (a)	2,083,820
2,500,000	South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC, 5.000% due 7/1/20	2,561,700
	Total Florida	24,743,324
Georgia — 5.0%
6,000,000	Augusta, GA, Water & Sewer Revenue, FSA, 5.250% due 10/1/26 (a)	6,384,000
2,335,000	Georgia State, HFA Revenue, Single Family, 4.550% due 12/1/31 (c)	2,155,602
	Main Street Natural Gas Inc., GA, Gas Project Revenue:
4,000,000	5.000% due 3/15/22	3,900,080
12,750,000	5.500% due 9/15/24	12,930,667
5,205,000	5.500% due 9/15/27	5,179,704
	Private Colleges & Universities Authority Revenue, Mercer University Project:
2,180,000	5.750% due 10/1/21 (a)	2,407,854
	Refunding:
2,000,000	5.250% due 10/1/25	2,013,600
1,000,000	5.375% due 10/1/29	1,009,020
2,000,000	Savannah, GA, EDA, Revenue, College of Arts & Design Inc. Project, 6.900% due 10/1/29 (a)	2,159,780
	Total Georgia	38,140,307
Hawaii — 0.5%
4,000,000	Hawaii State, Department of Budget & Finance, Special Purpose Revenue, Kaiser Permanente, 5.100% due 3/1/14 (e)	4,115,040
Illinois — 4.0%
	Chicago, IL:
4,095,000	Refunding GO, FGIC, 5.500% due 1/1/35	4,289,471
7,400,000	Skyway Toll Bridge Revenue, AMBAC, 5.500% due 1/1/31 (a)	7,952,188
8,000,000	Illinois Health Facilities Authority Revenue, Order of Saint Francis Healthcare System, 6.250% due 11/15/29 (a)	8,522,080
5,000,000	Illinois State, GO, MBIA, 5.625% due 6/1/25 (a)	5,287,850
4,000,000	Illinois State Toll Highway Authority, Toll Highway Revenue, Senior Priority, FSA, 5.000% due 1/1/22	4,246,000
	Total Illinois	30,297,589
Indiana — 0.4%
3,000,000	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	3,150,510
Iowa — 0.9%
	Iowa Finance Authority Single Family Mortgage Revenue, GNMA/FNMA:
2,500,000	4.900% due 7/1/31 (c)	2,428,450
4,275,000	4.950% due 7/1/37 (c)	4,139,397
	Total Iowa	6,567,847

See Notes to Financial Statements.

4	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Kansas — 1.2%
$5,000,000	Johnson County, KS, GO, USD No. 229, Refunding, 5.000% due 10/1/18	$5,388,450
3,000,000	Wyandotte County, Kansas City, KS, Unified Government Utilities Systems Revenue, Refunding, AMBAC, 5.650% due 9/1/17	3,443,430
	Total Kansas	8,831,880
Kentucky — 1.7%
13,000,000	Louisville & Jefferson County, KY, Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	13,136,240
Maine — 0.2%
1,770,000	Maine State Housing Authority Mortgage Revenue, 5.300% due 11/15/23	1,790,691
Maryland — 1.2%
	Baltimore, MD, Project Revenue, Refunding, Wastewater Projects, FGIC:
2,500,000	5.125% due 7/1/32	2,579,475
3,385,000	5.200% due 7/1/32	3,510,110
3,075,000	Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue, 5.000% due 11/15/26 (a)	3,341,172
	Total Maryland	9,430,757
Massachusetts — 4.2%
2,430,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.500% due 7/1/30 (a)(f)	2,565,667
1,125,000	Massachusetts DFA Revenue, Merrimack College Issue, MBIA, 5.200% due 7/1/32	1,176,086
	Massachusetts HEFA Revenue:
2,500,000	Berklee College of Music, 5.000% due 10/1/32	2,542,550
1,850,000	University of Massachusetts Issue, FGIC, 5.125% due 10/1/27	1,918,173
5,000,000	Massachusetts State Special Obligation Revenue, Consolidated Loan, FGIC, 5.000% due 6/1/21 (a)	5,347,600
	Massachusetts State, GO, Consolidated Loan:
10,950,000	5.250% due 11/1/30 (a)	11,873,304
6,050,000	Refunded Balance, 5.250% due 11/1/30 (a)	6,560,136
	Total Massachusetts	31,983,516
Michigan — 2.8%
5,000,000	East Lansing, MI, Community School District, GO, School Building & Site, Q-SBLF, 5.625% due 5/1/30 (a)	5,278,400
	Michigan State, COP, AMBAC:
2,345,000	5.500% due 6/1/19 (a)(f)	2,473,037
6,000,000	5.500% due 6/1/27 (a)	6,327,600
	Michigan State Hospital Finance Authority Revenue, Refunding:
5,000,000	Sparrow Hospital Obligated, 5.000% due 11/15/36	4,829,300
2,500,000	Trinity Health Credit, 5.375% due 12/1/23	2,633,275
	Total Michigan	21,541,612

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	5

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Minnesota — 1.8%
$1,500,000	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	$1,540,275
4,000,000	Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue, FGIC, 5.250% due 1/1/26 (a)	4,233,200
7,000,000	Minneapolis, MN, Healthcare System Revenue, Allina Health System, 6.000% due 11/15/23 (a)	7,848,820
345,000	Minnesota State Housing Financing Agency, Single-Family Mortgage, 5.500% due 1/1/17	349,133
	Total Minnesota	13,971,428
Mississippi — 0.6%
4,000,000	Mississippi Development Bank, Special Obligation, Capital Projects & Equipment Program, AMBAC, 5.625% due 7/1/31	4,332,080
Missouri — 4.1%
1,500,000	Greene County, MO, Reorganized School District No. 8, GO, Missouri State Aid Direct Deposit Program, FSA, 5.100% due 3/1/22	1,587,645
21,000,000	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Revolving Funds Program, 5.000% due 1/1/24	22,103,340
5,000,000	Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project, 5.000% due 12/1/32	5,150,650
2,000,000	St. Louis, MO, Airport Revenue, Airport Development Program, MBIA, 5.125% due 7/1/22 (a)	2,124,780
	Total Missouri	30,966,415
Montana — 1.3%
9,805,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (c)	9,816,472
Nebraska — 0.4%
3,000,000	Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC, 5.000% due 1/1/25	3,133,350
New Jersey — 3.2%
1,000,000	New Jersey EDA Revenue, School Facilities Construction, 5.000% due 6/15/28 (a)	1,081,050
	New Jersey Health Care Facilities Financing Authority Revenue:
3,875,000	Englewood Hospital, FHA/MBIA, 5.000% due 8/1/23	4,011,284
8,000,000	Robert Wood Johnson University Hospital, 5.700% due 7/1/20	8,360,880
2,395,000	New Jersey State Highway Authority, Garden State Parkway General Revenue, 5.625% due 1/1/30 (a)	2,532,904
3,125,000	New Jersey State, EDA, PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	3,220,937
1,350,000	South Jersey Port Corp., New Jersey Revenue, Refunding, 5.000% due 1/1/26	1,378,418
3,285,000	Tobacco Settlement Financing Corp., NJ, Asset-Backed Bonds, 5.750% due 6/1/32	3,533,510
	Total New Jersey	24,118,983

See Notes to Financial Statements.

6	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
New Mexico — 0.1%
$500,000	New Mexico Mortgage Financing Authority, Single-Family Mortgage Revenue, 5.625% due 9/1/28 (f)	$506,620
New York — 3.5%
	Nassau Health Care Corp., New York Health Systems Revenue, FSA:
2,000,000	5.500% due 8/1/19 (a)	2,112,800
3,000,000	5.750% due 8/1/29 (a)	3,181,200
	New York City, NY:
5,100,000	Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, FGIC, 5.000% due 7/1/25	5,338,578
6,000,000	Municipal Water Finance Authority, Water & Sewer System Revenue, 5.250% due 6/15/25	6,308,760
	New York State Dormitory Authority Revenue:
5,000,000	State University Educational Facility, FSA, 5.500% due 5/15/30 (a)	5,320,600
1,000,000	Willow Towers Inc. Project, GNMA-Collateralized, 5.250% due 2/1/22	1,053,900
3,000,000	New York State Thruway Authority, Highway & Bridge, Transportation Fund,
	FGIC, 5.400% due 4/1/17 (a)	3,177,780
	Total New York	26,493,618
North Carolina — 0.8%
1,750,000	Charlotte, NC, COP, Governmental Facilities Projects, 5.000% due 6/1/28	1,801,555
1,615,000	Harnett County, NC, GO, Refunded Custody Receipts, AMBAC, 5.250% due 6/1/24	1,710,430
	North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Elizabeth City State University Housing Foundation LLC Project, AMBAC:
1,000,000	5.000% due 6/1/23	1,042,330
1,250,000	5.000% due 6/1/33	1,291,138
	Total North Carolina	5,845,453
Ohio — 8.3%
2,000,000	Canton, OH, City School District, GO, Variable Purpose, MBIA, 5.500% due 12/1/20 (a)	2,130,120
3,000,000	Cuyahoga County, OH, Hospital Revenue, University Hospitals Health System Inc., AMBAC, 5.500% due 1/15/30 (a)	3,136,380
1,000,000	Garfield Heights, OH, City School District, School Improvement, FSA, 5.000% due 12/15/22	1,049,800
	Hamilton County, OH:
2,000,000	Hospital Facilities Revenue, Cincinnati Childrens Hospital, FGIC, 5.250% due 5/15/23	2,118,600
	Sales Tax Revenue, AMBAC:
19,925,000	5.250% due 12/1/32 (a)	21,080,451
5,075,000	5.250% due 12/1/32	5,263,587
7,500,000	Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners, 5.375% due 10/1/30	7,657,275
5,990,000	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC, 5.375% due 11/15/29	6,220,735
3,025,000	Muskingum County, OH, GO, Refunding & County Facilities Improvement, MBIA, 5.125% due 12/1/19	3,154,228
1,805,000	Ohio State Revenue, Revitalization Project, AMBAC, 5.000% due 4/1/21	1,919,780

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	7

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Ohio — 8.3% (continued)
$1,375,000	Ohio State, Higher Educational Facility Commission Revenue, University of Dayton Project, AMBAC, 5.500% due 12/1/25 (a)	$1,476,956
1,500,000	Steubenville, OH, Hospital Revenue, 6.375% due 10/1/20 (a)	1,626,615
	Summit County, OH, GO, FGIC:
1,000,000	5.000% due 12/1/21	1,052,780
500,000	5.000% due 12/1/22	523,950
1,500,000	Trumbull County, OH, GO, MBIA, 5.200% due 12/1/20	1,598,820
2,000,000	University of Cincinnati, OH, General Receipts, FGIC, 5.250% due 6/1/24 (a)	2,149,480
1,500,000	Warrensville Heights, OH, GO, City School District, School Improvements, FGIC, 5.625% due 12/1/20 (a)(f)	1,616,535
	Total Ohio	63,776,092
Oregon — 1.7%
3,210,000	Clackamas County, OR, Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	3,420,383
4,895,000	Oregon State Department of Transportation, Highway User Tax Revenue, 5.125% due 11/15/23 (a)	5,299,376
3,980,000	Oregon State Veterans Welfare, GO, 5.500% due 12/1/42	4,009,691
	Total Oregon	12,729,450
Pennsylvania — 3.5%
	State Public School Building Authorities, School Revenue, Philadelphia School District Project, FSA, State Aid Withholding:
18,745,000	5.250% due 6/1/26 (a)	20,507,218
5,540,000	5.250% due 6/1/27 (a)	6,060,815
	Total Pennsylvania	26,568,033
South Carolina — 5.0%
	Berkeley County, SC:
10,000,000	PCR, Refunding, SC Generating Co. Project, 4.875% due 10/1/14	10,420,300
2,025,000	Water & Sewer Revenue, FSA, 5.000% due 6/1/23	2,132,143
15,000,000	Greenville County, SC, School District Installment Purchase, Refunding, Building Equity Sooner for Tomorrow, 5.500% due 12/1/28 (a)	16,633,950
	South Carolina Transportation Infrastructure Bank Revenue:
2,505,000	AMBAC, 5.125% due 10/1/31 (a)	2,673,361
3,000,000	MBIA, 5.500% due 10/1/30 (a)	3,149,910
3,000,000	Refunding, AMBAC, 5.000% due 10/1/23	3,156,390
	Total South Carolina	38,166,054
Tennessee — 1.8%
1,025,000	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	1,050,963
6,420,000	Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, AMBAC, 5.125% due 11/1/21 (a)	6,946,440
3,000,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.000% due 2/1/27	2,916,930
3,000,000	Tennessee State, GO, 5.250% due 3/1/17 (a)	3,130,380
	Total Tennessee	14,044,713

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Texas — 1.1%
$5,000,000	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35 (c)	$4,907,600
1,000,000	Harris County, TX, Health Facilities Development Corp., School Health Care System, Revenue, 5.750% due 7/1/27 (e)	1,180,180
2,335,000	Pasadena, TX, ISD, GO, School Building, PSF-GTD, 4.750% due 2/15/24	2,406,801
	Total Texas	8,494,581
Virginia — 3.3%
3,000,000	Chesapeake, VA, IDA, PCR, Remarketed 11/8/02, 5.250% due 2/1/08	3,003,720
3,000,000	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02, 5.875% due 6/1/17	3,183,990
1,500,000	Fairfax County, VA, Water Authority Water Revenue, 5.000% due 4/1/26 (a)	1,631,865
10,000,000	Virginia State HDA Commonwealth Mortgage Revenue, MBIA, 5.350% due 7/1/31	10,211,100
7,000,000	York County, VA, IDA, PCR, Virginia Electrical & Power Co., Remarketed 11/8/02, 5.500% due 7/1/09	7,087,360
	Total Virginia	25,118,035
Washington — 0.4%
3,000,000	State of Washington, GO, AMBAC, 5.000% due 7/1/20	3,200,310
West Virginia — 0.6%
	West Virginia State Housing Development Fund, Housing Finance Revenue:
3,845,000	5.300% due 5/1/24	3,918,094
640,000	5.350% due 11/1/27	653,363
	Total West Virginia	4,571,457
Wisconsin — 0.3%
	Wisconsin State HEFA Revenue:
1,100,000	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,128,853
1,250,000	Medical College of Wisconsin Inc. Project, MBIA, 5.400% due 12/1/16	1,263,550
	Total Wisconsin	2,392,403
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $688,679,635)	726,470,629
SHORT-TERM INVESTMENTS — 4.8%
Colorado — 0.0%
200,000	Colorado Educational & Cultural Facilities Authority Revenue, National Jewish Federation Bond Program, LOC-Bank of America, 3.600%, 12/3/07 (g)	200,000
Delaware — 0.8%
5,800,000	University of Delaware Revenue, Refunding, SPA-Landesbank Hessen-Thuringen, 3.650%, 12/3/07 (g)	5,800,000
Massachusetts — 0.1%
1,000,000	Massachusetts State HEFA Revenue, Capital Asset Program, MBIA, SPA-State Street Bank & Trust Co., 3.580%, 12/3/07 (g)	1,000,000

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	9

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Face Amount	Security	Value
Michigan — 0.2%
$1,100,000	University of Michigan Revenue, Hospital, 3.670%, 12/3/07 (g)	$1,100,000
Missouri — 0.0%
200,000	Missouri State Health & Educational Facilities Authority, MO, Refunding, St. Louis University, MBIA, SPA-Bank of New York, 3.610%, 12/3/07 (g)	200,000
New York — 2.3%
12,345,000	MTA, NY, Revenue, LOC-BNP Paribas, 3.580%, 12/3/07 (g)	12,345,000
4,900,000	New York City, NY, MBIA, SPA-Bank of Nova Scotia, 3.560%, 12/3/07 (g)	4,900,000
	Total New York	17,245,000
Pennsylvania — 0.0%
200,000	Philadelphia, PA, Hospitals & Higher EFA, Revenue, Children’s Hospital Project, SPA-JPMorgan Chase & Westdeutsche Landesbank, 3.570%, 12/3/07 (g)	200,000
Texas — 0.8%
2,400,000	Bell County, TX, Health Facilities Development Corp. Revenue, Scott & White Memorial Hospital, HFA, MBIA, SPA-Westdeutsche Landesbank, . 3,600%, 12/3/07(g)	2,400,000
	Harris County, TX, Health Facilities Development Corp. Revenue:
600,000	Special Facilities, Texas Medical Center Project, MBIA, SPA-JPMorgan Chase, 3.600%, 12/3/07 (g)	600,000
1,800,000	St. Luke’s Episcopal Hospital, SPA-Northern Trust, Bayerische Landesbank, Bank of America, JPMorgan Chase, 3.600%, 12/3/07 (g)	1,800,000
1,400,000	Texas Medical Center Project, FSA, SPA-JPMorgan Chase, 3.600%, 12/3/07 (g)	1,400,000
	Total Texas	6,200,000
Utah — 0.3%
2,600,000	Murray City, UT, Hospital Revenue, IHC Health Services Inc., SPA-JPMorgan Chase, 3.600%, 12/3/07 (g)	2,600,000
Vermont — 0.3%
2,025,000	Vermont Educational & Health Buildings Financing Agency Revenue, Hospital, Northeastern Vermont, LOC-TD Banknorth NA, 3.600%, 12/3/07 (g)	2,025,000
Washington — 0.0%
300,000	Washington State Health Care Facilities Authority Revenue, Multicare Health Systems, FSA, SPA-U.S. Bank NA, 3.660%, 12/3/07 (g)	300,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $36,870,000)	36,870,000
	TOTAL INVESTMENTS — 100.0% (Cost — $725,549,635#)	$763,340,629

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (November 30, 2007) (unaudited) (continued)

(a)	Pre-Refunded bonds are escrowed with government obligations and/or government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(b)	All or a portion of this security is segregated for open futures contracts and extended settlements.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(d)	Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2007.
(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AMBAC	– Ambac Assurance Corporation - Insured Bonds
CDA	– Community Development Authority
COP	– Certificate of Participation
DFA	– Development Finance Agency
EDA	– Economic Development Authority
EFA	– Educational Facilities Authority
FGIC	– Financial Guaranty Insurance Company - Insured Bonds
FHA	– Federal Housing Administration
FNMA	– Federal National Mortgage Association
FSA	– Financial Security Assurance - Insured Bonds
GNMA	– Government National Mortgage Association
GO	– General Obligation
GTD	– Guaranteed
HDA	– Housing Development Agency
HEFA	– Health & Educational Facilities Authority
HFA	– Housing Finance Authority
IDA	– Industrial Development Authority
ISD	– Independent School District
LOC	– Letter of Credit
MBIA	– Municipal Bond Investors Assurance Corporation - Insured Bonds
MFH	– Multi-Family Housing
MTA	– Metropolitan Transportation Authority
PCR	– Pollution Control Revenue
PSF	– Permanent School Fund
Q-SBLF	– Qualified School Board Loan Fund
RDA	– Redevelopment Agency
SPA	– Standby Bond Purchase Agreement
USD	– Unified School District

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	11

Schedule of Investments (November 30, 2007) (unaudited) (continued)

Summary of Investments by Industry*

Pre-Refunded/Escrowed to Maturity	42.5%
Other Revenue	9.1
Hospitals	8.8
Electric	6.4
Local General Obligation	5.9
Industrial Development	5.6
Water & Sewer	5.4
Housing	5.4
Special Tax	4.1
Transportation	2.6
Education	1.6
Resource Recovery	1.3
State General Obligation	0.7
Leasing	0.6
100.0%

*  As a percentage of total investments. Please note that the Fund holdings are as of November, 30 2007 and are subject to change.

Ratings Table† (November 30, 2007) (unaudited)

S&P/Moody’s‡

AAA/Aaa	52.9%
AA/Aa	13.3
A	19.3
BBB/Baa	4.7
BB/Ba	1.8
CCC/Caa	0.7
A-1/VMIG1	4.8
NR	2.5
100.0%

†    As a percentage of total investments.

‡    S&P primary rating; Moodys secondary.

      See pages 13 and 14 for definitions of ratings.

See Notes to Financial Statements.

12	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (—) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C

— Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	— Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

— Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	— Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	— Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	— Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	— Indicates that the bond is not rated by Standard & Poor’s and Moody’s.

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	13

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
MIG1	— Moody’s highest rating for short-term municipal obligations.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

14	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Statement of Assets and Liabilities (November 30, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $725,549,635)	$763,340,629
Cash	24,285
Interest receivable	11,614,132
Receivable for securities sold	1,683,478
Receivable from broker — variation margin on open futures contracts	99,940
Prepaid expenses	47,336
Total Assets	776,809,800
LIABILITIES:
Payable for securities purchased	19,534,336
Investment management fee payable	340,105
Distributions payable to Auction Rate Cumulative Preferred Stockholders	82,800
Distributions payable	412
Accrued expenses	36,501
Total Liabilities	19,994,154
Series M, T, W, Th, and F Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 for each series) (Note 4)	250,000,000
Total Net Assets	$506,815,646

NET ASSETS:
Par value ($0.001 par value; 41,915,511 common shares issued and outstanding; 500,000,000 common shares authorized)	$41,916
Paid-in capital in excess of par value	509,780,980
Undistributed net investment income	489,933
Accumulated net realized loss on investments and futures contracts	(41,215,442)
Net unrealized appreciation on investments and futures contracts	37,718,259
Total Net Assets	$506,815,646

Shares Outstanding	41,915,511
Net Asset Value	$12.09

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	15

Statement of Operations (For the six months ended November 30, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$18,930,324
EXPENSES:
Investment management fee (Note 2)	2,069,091
Auction participation fees (Note 4)	313,666
Legal fees	75,412
Directors’ fees (Note 2)	52,405
Shareholder reports	47,106
Audit and tax	26,836
Stock exchange listing fees	14,130
Auction agent fees	12,074
Insurance	9,506
Transfer agent fees	9,036
Custody fees	5,967
Rating agency fees	5,730
Miscellaneous expenses	7,206
Total Expenses	2,648,165
Net Investment Income	16,282,159
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	363,537
Futures contracts	2,061,851
Net Realized Gain	2,425,388
Change in Net Unrealized Depreciation From:
Investments	(186,926)
Futures contracts	(72,735)
Change in Net Unrealized Appreciation/Depreciation	(259,661)
Net Gain on Investments and Futures Contracts	2,165,727
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(4,786,123)
Increase in Net Assets From Operations	$13,661,763

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended November 30, 2007 (unaudited)
and the year ended May 31, 2007

	November 30	May 31
OPERATIONS:
Net investment income	$ 16,282,159	$ 32,369,864
Net realized gain	2,425,388	3,598,925
Change in net unrealized appreciation/depreciation	(259,661)	(775,952)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(4,786,123)	(9,091,618)
Increase in Net Assets From Operations	13,661,763	26,101,219
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,317,188)	(22,885,869)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(11,317,188)	(22,885,869)
Increase in Net Assets	2,344,575	3,215,350
NET ASSETS:
Beginning of period	504,471,071	501,255,721
End of period*	$506,815,646	$504,471,071
*Includes undistributed net investment income of:	$489,933	$311,085

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	17

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2007(1)		2007		2006	2005		2004	2003
Net Asset Value, Beginning of Period	$12.04		$11.96		$11.73	$11.73		$11.82	$11.69
Income (Loss) From Operations:
Net investment income	0.39		0.77		0.75	0.72		0.74	0.76
Net realized and unrealized gain (loss)	0.04		0.08		0.20	0.03		(0.07)	0.10
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.11)		(0.22)		(0.17)	(0.10)		(0.06)	(0.07)
Total Income From Operations	0.32		0.63		0.78	0.65		0.61	0.79
Underwriting Commissions and Offering Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—		—		—	—		—	(0.00	)(2)
Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.27)		(0.55)		(0.55)	(0.65)		(0.70)	(0.66)
Net Asset Value, End of Period	$12.09		$12.04		$11.96	$11.73		$11.73	$11.82
Market Price, End of Period	$10.66		$11.18		$10.79	$10.72		$10.93	$10.99
Total Return, Based on NAV(3)(4)	2.92%		5.71%		7.29%	6.11	(5)%	5.63%	7.55%
Total Return, Based on Market Price(3)	(2.27)%		8.81%		5.91%	4.07%		5.86%	10.60%
Net Assets, End of Period (000s)	$506,816		$504,471		$501,256	$491,566		$491,756	$494,777
Ratios to Average Net Assets Based on Common Shares Outstanding:(6)
Gross expenses	1.05	%(7)	1.08	%(8)	1.14%	1.28%		1.37%	1.51%
Net expenses	1.05	(7)	1.07	(8)(9)	1.14 (9)	1.28		1.37	1.51
Net investment income	6.48	(7)	6.38		6.36	6.12		6.17	6.40
Portfolio Turnover Rate	16%		23%		11%	7%		34%	28%
Auction Rate Cumulative Preferred Stock:
Total Amount Outstanding (000s)	$250,000		$250,000		$250,000	$250,000		$250,000	$250,000
Asset Coverage Per Share	75,682		75,447		75,126	74,157		74,250	74,478
Involuntary Liquidating Preference Per Share(10)	25,000		25,000		25,000	25,000		25,000	25,000
Average Market Value Per Share(10)	25,000		25,000		25,000	25,000		25,000	25,000

(1)	For the six months ended November 30, 2007 (unaudited).
(2)	Amount represents less than $0.01 per share.
(3)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 6.02%.
(6)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
(7)	Annualized.
(8)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.05%.

(9)	Reflects fee waivers and/or expense reimbursements.
(10)	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

18	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek as high a level of current income exempt from federal tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign denominated futures, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	19

Notes to Financial Statements (unaudited) (continued)

identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of the funds legally available to shareholders.

(e) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock issue, and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

20	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

3. Investments

During the six months ended November 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$114,977,461
Sales	130,483,878

At November 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$40,568,294
Gross unrealized depreciation	(2,777,300)
Net unrealized appreciation	$37,790,994

At November 30, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury Bonds	172	3/08	$20,083,515	$20,156,250	$(72,735)

4. Auction Rate Cumulative Preferred Stock

As of November 30, 2007, the Fund had 2,000 outstanding shares of Auction Rate Cumulative Preferred Stock (“ARCPS”) of Series M, Series T, Series W, Series Th and Series F, respectively. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rates ranged from 3.470% to 4.430% during the six months ended November 30, 2007. At November 30, 2007, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rates	4.150%	4.320%	4.200%	4.430%	4.150%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	21

Notes to Financial Statements (unaudited) (continued)

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended November 30, 2007, the Fund incurred auction participation fees of $313,666 for CGM’s services as the participating broker/dealer.

5. Capital Loss Carryforward

As of May 31, 2007 the Fund had a net capital loss carryforward of $44,029,253, of which $7,927,688 expires in 2008, $10,369,607 expires in 2011, and $25,731,958 expires in 2013. These amounts will be available to offset any future taxable gains.

6. Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

7. Recent Developments

On May 21, 2007, the United States Supreme Court agreed to hear an appeal in Department of Revenue of Kentucky v. Davis, a case concerning the validity of statutes that create a state tax exemption for interest from municipal securities. The Kentucky Court of Appeals had held that Kentucky’s statute, which provided an exemption for interest earned on municipal securities of Kentucky issuers while taxing interest earned on municipal securities of issuers in other states, violated the Interstate Commerce Clause of the United States Constitution. If the Supreme Court were to adopt the reasoning of the Kentucky Court of Appeals, its decision would affect the state tax status of fund distributions. It is unclear how such a decision would affect the market for municipal securities, but it could adversely affect the value of securities held by the Fund, and therefore of the Fund’s shares. Such a decision could also prompt legislation at the state level that would have further impacts upon the taxability of Fund distributions and upon the market for municipal securities. The case was argued before the Supreme Court on November 5, 2007, but no decision has yet been issued.

22	Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

8. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

Western Asset Managed Municipals Fund Inc. 2007 Semi-Annual Report	23

Board Approval of Management and Sub-Advisory Agreements Western Asset Managed Municipals Fund Inc. (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset Managed Municipals Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with the Manager’s affiliate, Western Asset Management Company (the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager and Subadviser to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each function being encompassed by the Management Agreement, and the investment advisory functions being rendered by the Subadviser.

Board Approval of Management Agreement and Sub-Advisory Agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during

24	Western Asset Managed Municipals Fund Inc.

Board Approval of Management and Sub-Advisory Agreements Western Asset Managed Municipals Fund Inc. (unaudited) (continued)

the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the Manager’s and Subadviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices of the Manager and Subadviser regarding soft dollars, the use of a broker affiliated with the Manager or the Subadviser, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of all funds (including the Fund) classified by Lipper as closed-end preferred stock leveraged general municipal debt funds regardless of asset size or primary distribution channel. The Board noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of its Performance Universe showed, among other things, that the Fund’s performance for the 3-, 5- and 10- year periods ended June 30, 2007 was in each case below the Performance Universe median but that its performance for the 1-year period ended June 30, 2007 was

Western Asset Managed Municipals Fund Inc.	25

Board Approval of Management and Sub-Advisory Agreements Western Asset Managed Municipals Fund Inc. (unaudited) (continued)

above the median for the Performance Universe. The Board considered the Manager’s explanation of the underperformance relative to the Performance Universe. Among other things, the Manager noted that the Fund’s present portfolio management team has been in place for a limited time and that the impact of its efforts may become more apparent only in future periods. In this regard, the Manager observed that the Fund’s performance for the 1-year period ended June 30, 2007 reflected improvement following portfolio strategy adjustments by the present portfolio management team. In explaining the Lipper Performance Information, Management further noted that the Fund did not utilize leverage until July 2002, making 10-year comparisons with funds included in the Performance Universe that did utilize leverage during that period difficult.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that it will continue to evaluate the Fund’s performance and any further actions taken by the Manager and the Subadviser to continue to improve performance.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in both a relevant expense group (the “Expense Universe”) and a broader group of funds, each selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Universe consisted of the Fund and all other closed-end preferred stock leveraged general municipal debt funds, excluding certain funds regarded by Lipper as inappropriate for comparative purposes. The Expense Universe consisted of eleven funds (including the Fund), having assets ranging from $226.3 million to $606.7 million.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving in effect to a voluntary fee waiver implemented by the Manager), was below the median for the Expense Universe. The Board noted that the Fund’s actual total expenses were below the median for the Expense Universe on a common assets basis and at the median for the Expense Universe on a common and leveraged assets basis.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the

26	Western Asset Managed Municipals Fund Inc.

Board Approval of Management and Sub-Advisory Agreements Western Asset Managed Municipals Fund Inc. (unaudited) (continued)

Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased during the periods covered by the analysis. Under the circumstances, the Manager’s profitability was considered not excessive by the Board in light of the nature, extent and quality of the services provided to the Fund. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. The Board consequently concluded that it would be appropriate to continue to monitor profitability in light of the parties’ limited experience with the new allocation methodologies.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board noted that the Management

Western Asset Managed Municipals Fund Inc.	27

Board Approval of Management and Sub-Advisory Agreements Western Asset Managed Municipals Fund Inc. (unaudited) (continued)

Fee is lower than the median of management fees paid by the other funds in the Expense Universe. The Board determined that the management fee structure was appropriate under present circumstances.

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders under the circumstances and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

28	Western Asset Managed Municipals Fund Inc.

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price†	Net Asset Value†	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2007
6/27/06	6/30/06	10.54	11.82	0.046	10.63
7/21/06	7/28/06	10.87	11.90	0.046	11.03
8/18/06	8/25/06	11.05	12.05	0.046	11.03
9/22/06	9/29/06	10.99	12.16	0.046	11.09
10/20/06	10/27/06	11.05	12.10	0.046	11.17
11/17/06	11/24/06	10.96	12.16	0.046	11.09
12/22/06	12/29/06	11.10	12.17	0.045	11.23
1/19/07	1/26/07	11.15	12.10	0.045	11.14
2/16/07	2/23/07	11.19	12.15	0.045	11.28
3/23/07	3/30/07	11.26	12.18	0.045	11.33
4/20/07	4/27/07	11.27	12.12	0.045	11.35
5/18/07	5/25/07	11.28	12.07	0.045	11.30
Fiscal Year 2008
6/22/07	6/29/07	10.96	11.87	0.045	11.01
7/20/07	7/27/07	10.83	11.97	0.045	10.92
8/24/07	8/31/07	10.83	11.77	0.045	10.89
9/21/07	9/28/07	10.84	12.00	0.045	11.07
10/19/07	10/26/07	10.91	12.13	0.045	11.06
11/23/07	11/30/07	10.52	12.04	0.045	10.71

†As of record date.

Western Asset Managed Municipals Fund Inc.	29

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Western Asset Managed Municipals Fund Inc. was held on September 18, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors

Nominees	Common Shares Voted For Election	Common Shares Withheld	Preferred Shares Voted For Election	Preferred Shares Withheld
Daniel P. Cronin	39,704,908	781,043	9,855	5
Jeswald W. Salacuse	N/A	N/A	9,855	5

At November 30, 2007, in addition to Daniel P. Cronin and Jeswald W. Salacuse, the other Directors of the Fund were as follows:

Carol L. Colman

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken

William R. Hutchinson

Dr. Riordan Roett

30	Western Asset Managed Municipals Fund Inc.

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Western Asset Managed Municipals Fund Inc.	31

Dividend Reinvestment Plan (unaudited) (continued)

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

32	Western Asset Managed Municipals Fund Inc.

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Western Asset Managed
Municipals Fund Inc.

DIRECTORS	WESTERN ASSET
Carol L. Colman	MANGED MUNICIPALS
Dwight B. Crane	FUND INC.
Daniel P. Cronin	125 Broad Street
Paolo M. Cucchi	10th Floor, MF-2
Leslie H. Gelb	New York, New York 10004
R. Jay Gerken, CFA
Chairman	INVESTMENT MANAGER
William R. Hutchinson	Legg Mason Partners
Riordan Roett	Fund Advisor, LLC
Jeswald W. Salacuse
SUBADVISER
OFFICERS	Western Asset
R. Jay Gerken, CFA	Management Company
President and
Chief Executive Officer	CUSTODIAN
State Street Bank and
Kaprel Ozsolak	Trust Company
Chief Financial Officer	225 Franklin Street
and Treasurer	Boston, Massachusetts 02110

Ted P. Becker	TRANSFER AGENT
Chief Compliance Officer	American Stock Transfer &
Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and	New York, New York 10038
Chief Legal Officer
INDEPENDENT
Thomas C. Mandia	REGISTERED PUBLIC
Assistant Secretary	ACCOUNTING FIRM
KPMG LLP
Albert Laskaj	345 Park Avenue
Controller	New York, New York 10154

Steven Frank	LEGAL COUNSEL
Controller	Simpson Thacher &
Bartlett LLP
425 Lexington Avenue
New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL
MMU

This report is transmitted to the shareholders of the Western Asset Managed Municipals Fund Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

www.leggmason.com/individualinvestors

American Stock Transfer &
Trust Company
59 Maiden Lane
New York, New York 10038

WASX010152 2/08                   SR07-486

Western Asset Managed
Municipals Fund Inc.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.
125 Broad Street
10th Floor, MF-2
New York, NY 10004

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:	February 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:	February 7, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Managed Municipals Fund Inc.

Date:	February 7, 2008